amendment No. 1 to CREDIT AND SECURITY AGREEMENT (TERM LOAN)

This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of 27th day of March, 2020, by and among RADIUS HEALTH, INC., a Delaware corporation (“Radius Health”), RADIUS PHARMACEUTICALS, INC., a Delaware corporation (“Radius Pharma” and, together with Radius Health, collectively, “Borrowers”, and each individually a “Borrower”), MidCap Financial Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Credit and Security Agreement (Term Loan), dated as of January 10, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Borrowers have requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to amend certain terms and conditions related to the Term Loan Tranche 2 in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Amendment to Original Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended as follows:

(a)The definitions of “Term Loan Tranche 2 Activation Date” and “Term Loan Tranche 2 Commitment Termination Date” in Section 1.1 of the Original Credit Agreement are hereby amended and restated in their entirety as follows:

“Term Loan Tranche 2 Activation Date” means June 25, 2020.

“Term Loan Tranche 2 Commitment Termination Date” means the earlier of (a) December 31, 2020 and (b) the date on which Agent provides notice to the Credit Parties, following the occurrence of an Event of Default (which has not been waived or cured as of the date such notice is given), that the Term Loan Tranche 2 Commitments have been terminated.

(b)Section 2.1(a)(i)(E) is hereby amended and restated in its entirety to read as follows:

“(E)No Borrower shall have any right to reborrow any portion of the Term Loan that is repaid or prepaid from time to time. As a condition to each Term Loan advance, Borrowers shall have delivered to Agent a Notice of Borrowing with respect to such proposed Term Loan advance, (i) in the case of a Term Loan Tranche 1 borrowing, no later than noon (Eastern time) two (2) Business Days prior to such proposed borrowing and (ii) in the case of a Term Loan Tranche 2, Term Loan Tranche 3 or a Term Loan Tranche 4 borrowing, no later than noon (Eastern time) ten (10) Business Days (or such shorter period as may be agreed by Agent  and the Lenders) prior to such proposed borrowing.”

(c)Section 2.1(a)(ii)(B) is hereby amended by:

(i)adding “and” to the end of clause (ii) thereof;

(ii)deleting the “; and” at the end of clause (iii) thereof and replacing it with “.”; and

(iii)deleting clause  (iv) thereof.

3.Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date.  Without limiting the foregoing, each Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied:

(a)Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, Agent and each Lender;

(b)all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(c)immediately prior to and after giving effect to this Agreement, no Default or Event of Default exists under any of the Financing Documents.

5.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

6.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

7.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b)GOVERNING LAW.  THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c)WAIVER OF JURY TRIAL.   EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY

WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification), and Section 12.8 (Submission to Jurisdiction) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g)Entire Agreement.This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

LENDER:	FLEXPOINT MCLS HOLDINGS LLC

By: /s/ David Edelman
Name: David Edelman
Title: Vice President

LENDER:	ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

BORROWERS:	RADIUS HEALTH, INC. By: /s/ Jose I. Carmona Name: Jose I. Carmona Title: CFO RADIUS PHARMACEUTICALS, INC. By: /s/ Jose I. Carmona Name: Jose I. Carmona Title: Director